Exhibit 10.7

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (“Amendment”) dated as of June 29, 2011, by and between MANITEX INTERNATIONAL, INC., a Michigan corporation (“Company”) and Comerica Bank (“Bank”).

RECITALS:

A. Company and Bank entered into a Letter Agreement dated as of May 5, 2010 (“Agreement”).

B. Company and Bank desire to amend the Agreement, as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1. The reference to “Five Hundred Thousand Dollars ($500,000)” in the first paragraph of the Agreement is deleted and replaced with “One Million Dollars ($1,000,000).”

2. Company hereby represents and warrants that, after giving effect to the amendment contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company’s limited liability company powers, have been duly authorized, are not in contravention of law or the terms of Company’s Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid, binding and enforceable in accordance with their terms; and (b) no event of default or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement has occurred and is continuing as of the date hereof.

3. Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.

4. Company is responsible for all costs incurred by Bank, including without limit reasonable attorneys’ fees, with regard to the preparation and execution of this Amendment and any documents, instruments or agreements executed in connection herewith.

5. Except as may be expressly provided herein, the execution of this Amendment shall not be deemed to be a waiver of any event of default or default.

6. Except as expressly amended herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect and the Agreement is ratified, confirmed and restated.

7. This Amendment shall be effective upon execution hereof by Company and Bank.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

MANITEX INTERNATIONAL, INC.		COMERICA BANK

By:	/s/ David H. Gransee	By:	/s/ James Q. Goudie
Its:	VP & CFO	Its:	VP & AGM

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